UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2020

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mark Graf and Eric Motley to Board of Directors

Effective November 11, 2020, the Board of Directors (the “Board”) of Harmony Biosciences Holdings, Inc. (the “Company”) increased the size of the Board from seven (7) directors to nine (9) directors and filled the vacancies created by such increase by appointing (i) Mark Graf, age 55, as a Class I director, and (ii) Eric Motley, age 47, as a Class II director, each appointment effective as of November 11, 2020. Mr. Graf was also appointed to serve on the Audit Committee of the Board (the “Audit Committee”). Mr. Graf will hold office until the date of the Company’s 2021 Annual Meeting of Stockholders and until his successor shall be elected and qualified or until his earlier death, resignation, retirement, disqualification or removal. Mr. Motley will hold office until the date of the Company’s 2022 Annual Meeting of Stockholders and until his successor shall be elected and qualified or until his earlier death, resignation, retirement, disqualification or removal.

Mr. Graf served as Chief Financial Officer of Discover Financial Services, a publicly traded financial services company, from April 2011 to September 2019. Prior to joining Discover, he served as an Investment Advisor at Aquiline Capital Partners from 2008 to 2011 and a Partner at Barrett Ellman Stoddard Capital Partners from 2006 to 2008. Mr. Graf served as Chief Financial Officer of Fifth Third Bancorp from 2004 to 2006, and was its Corporate Treasurer from 2001 to 2004. He also served in various roles at AmSouth Bancorporation from 1994 to 2001. Mr. Graf previously served on the board of directors of BNC Bancorp, formerly a publicly traded bank holding company, from 2010 to 2011 and currently serves on the board of directors of Signet Jewelers Limited. Mr. Graf was selected to the Board because of his extensive business, capital analysis, risk management and financial management expertise, and we believe he will bring valuable experience and insight to the Board.

Mr. Motley currently serves as an Executive Vice President and Corporate Secretary at the Aspen Institute, a global, non-partisan public policy organization, based in Washington, DC, a role he has held since 2016. Mr. Motley joined the Aspen Institute in 2007 and has held roles of increasing responsibility, including serving as Vice President and Managing Director of the Henry Crown Fellowship Program from 2007 to 2014. Prior to joining the Aspen Institute, Mr. Motley served as counselor to the Assistant Secretary of State for Educational and Cultural Affairs for the U.S. Department of State from 2005 to 2007. Mr. Motley began his career at the White House, serving as Special Assistant to the President, Office of Presidential Personnel for the George W. Bush Administration, from 2001 to 2005. Mr. Motley was selected to the Board because of his extensive management and organizational expertise, as well as his strong governance experience, and we believe he will bring valuable experience and insight to the Board.

The Board has determined that Mr. Graf qualifies as an independent director under the corporate governance standards of Nasdaq and the heightened independence requirements of Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), required for service on the Audit Committee. Mr. Graf was not appointed to the Board pursuant to any arrangement or understanding with any other person. Mr. Graf has no family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Graf has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Board has determined that Mr. Motley qualifies as an independent director under the corporate governance standards of Nasdaq. Mr. Motley was not appointed to the Board pursuant to any arrangement or understanding with any other person. Mr. Motley has no family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Motley has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Each of Messrs. Graf and Motley will receive compensation consistent with that provided to non-employee directors as described in the Company’s director compensation program.

The Company and each of Messrs. Graf and Motley will enter into the Company’s standard form of indemnification agreement for directors, a copy of which was previously filed as Exhibit 10.12 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-240122) and is incorporated herein by reference.

Item 7.01. Regulation FD.

On November 11, 2020, the Company issued a press release announcing the appointment of Messrs. Graf and Motley. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in Item 7.01 in this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1*	Press release issued by the Company dated November 11, 2020.

*

This Exhibit is furnished herewith and will not be deemed “filed” for purposes of Section 18 of the Exchange Act or deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act except to the extent that Harmony Biosciences Holdings, Inc. specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: November 12, 2020	By:	/s/ John C. Jacobs
John C. Jacobs President and Chief Executive Officer